Exhibit 10.1

EXECUTION VERSION
THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
(Sale of Membership Interests in the Owners of Hotel Portfolios Consisting of One Hundred Ninety-Seven (197) Hotel Properties)
This THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”), is made and effective as of March 11, 2021 (the “Effective Date”), among CBM SELLER, INNKEEPERS SELLER, K-PARTNERS SELLER, MIAMI SELLER, NEP SELLER, and THL SELLER (each, a “Selling Entity” and collectively, “Seller”), and SILVERPLATE CAPITAL PARTNERS LLC, a Delaware limited liability company (“Buyer”, Buyer and Seller are sometimes referred to in this Amendment, each, individually, as a “Party” and, collectively, as the “Parties”).
RECITALS:
A.    Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of September 22, 2020 (the “Initial PSA”), as amended by that certain First Amendment to Agreement of Purchase and Sale, dated as of October 9, 2020 (the “First Amendment”), and as further amended by that certain Second Amendment to Agreement of Purchase and Sale, dated as of February 28, 2021 (the “Second Amendment”, and, together with the Initial PSA and the First Amendment, the “Original PSA”), pursuant to which, among other things, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the Membership Interests listed on Schedule 1 attached thereto (the “Property”), as more particularly described in the Original PSA.
B.    The Parties now wish to amend the Original PSA as more particularly set forth herein.
C.    The Original PSA, as modified by this Amendment, shall be referred to herein collectively as the “Purchase Agreement”.
NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated into the operative provisions of this Amendment by this reference), the mutual promises, obligations and agreements contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Amendments.
(a)    The follow key term in the Summary of Terms in the Purchase Agreement is hereby deleted in its entirety and replaced with the following modified key term:
“Purchase Price:    Twelve Million and No/100 Dollars ($12,000,000.00), subject to adjustment as agreed to by the Parties or as otherwise provided under this Agreement, or, with respect to any Hotel Portfolio Membership Interest, the Allocated Portfolio Interest Purchase Price.”

(b)    The following new term is hereby added to the Purchase Agreement in appropriate alphabetical order:
“Third Amendment Date” means March 11, 2021.
(c)    Pursuant to and in accordance with Section 5.1 of the Purchase Agreement (as amended by Section 1(c) of the Second Amendment), Seller and Buyer have mutually agreed to accelerate the Closing Date for the Membership Interests in the Hotel Owners and the Operating Tenant of the CBM Hotel Portfolio, the Miami Hotel Portfolio, and the NEP Hotel Portfolio (collectively, the “Accelerated Hotel Portfolios”) to occur no later than March 16, 2021 (the “Accelerated Closing Date”) in anticipation of all of the closing conditions set forth in Sections 5.2 and 5.3 of the Purchase Agreement being satisfied for such Membership Interests on or prior to the Accelerated Closing Date notwithstanding that the closing conditions set forth in Sections 5.2 and 5.3 of the Purchase Agreement are not anticipated to be satisfied for the Membership Interests in the Hotel Owners and the Operating Tenants of all of the Hotel Portfolios as of the Accelerated Closing Date. Accordingly, the Parties anticipate that the Closing for the Accelerated Hotel Portfolios shall occur on or prior to the Accelerated Closing Date; provided, however, that, with respect to the Membership Interests in the Hotel Owners and the Operating Tenant of the CBM Hotel Portfolio, if the Loan Release and Modification has not been issued by any CBM Lender as of the Accelerated Closing Date, then the Accelerated Closing Date for the CBM Hotel Portfolio shall be automatically extended until the earliest date that both (i) each CBM Lender issues the applicable Loan Release and Modification, and (ii) each CBM Lender notifies the Parties that it is ready to proceed to the Closing (but subject, in all events, to Section 5.1 of the Purchase Agreement (as amended by Section 1(c) of the Second Amendment and by Section 1(d))). Notwithstanding the foregoing and/or anything to the contrary set forth in this Amendment or in the Original PSA, no portion of the Deposit (including the Allocated Portfolio Interest Deposits) will be credited to Buyer, applied against the Purchase Price, nor paid to Seller at the Closing for the Accelerated Hotel Portfolios. Instead, the entire Deposit will only be credited to Buyer, applied against the Purchase Price, and paid to Seller at the Closing for the Membership Interests in the Hotel Owners and the Operating Tenant(s) of the last Hotel Portfolio(s) to close under the terms of the Purchase Agreement (as modified by this Amendment) (the “Remaining Hotel Portfolio(s)”).
(d)    If the Closing for at least two (2) of the three (3) Accelerated Hotel Portfolios shall have occurred on or prior to the Consent Approval Date (i.e., on or prior to March 15, 2021), then the Closing Date shall automatically be extended to the Extended Consent Approval Date, Seller shall waive the requirement that Buyer deliver to Seller the Extension Notice and to deliver to Escrow Agent the Extension Deposit.
(e)    Pursuant to and in accordance with Section 1(g)(i) of the Second Amendment, Seller shall receive a credit at the Closing for the Innkeepers Portfolio in an amount equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) (such credit, the “Third Amendment Innkeepers Credit”) in respect of one or more payments of certain shortfalls for the Innkeepers Hotel Portfolio representing an amount equal to One Million and No/100 Dollars ($1,000,000.00) made by Seller or its Affiliates prior to the Third Amendment Date. Seller represents and warrants to Buyer that, since the Second Amendment Date and through the Third Amendment Date, that Seller or its Affiliates have made payments for certain shortfalls in an amount equal to One Million and No/100 Dollars ($1,000,000.00), and Seller has or will provide to Buyer one or more cash flow statements to evidence payment of such shortfall(s). For the avoidance of doubt, the Third Amendment Innkeepers Credit shall be in addition to (i) the credits to be received by Seller at the Closing for the Innkeepers Portfolio in the aggregate amount of Five Million Eight Hundred Thousand and No/100 Dollars ($5,800,000.00) pursuant to the terms of the First Amendment and (ii) the credit to be received by Seller at the Closing for the Innkeepers Portfolio in the aggregate amount of Six Million Five Hundred Fifty Thousand and No/100 Dollars ($6,550,000.00) pursuant to the terms of the Second Amendment.
(f)    The Parties acknowledge and agree that Seller shall have the right to deliver a Post-Closing Guaranty in accordance with the terms of Section 6.3(c) of the Purchase Agreement in which the Maximum Amount guaranteed thereunder with respect to Seller’s obligations under Section 6.3 of the Purchase Agreement equals the pro rata portion of the Maximum Amount based on the ratio of the Allocated Portfolio Interest Purchase Price for the Accelerated Hotel Portfolios that are the subject of such Post-Closing Guaranty to the Purchase Price. Upon the Closing of any Remaining Hotel Portfolio(s), whether in one or a series of Closings, Seller shall deliver an additional Post-Closing Guaranty at each such Closing in accordance with the terms of Section 6.3(c) of the Purchase Agreement in which the Maximum Amount guaranteed thereunder with respect to Seller’s obligations under Section 6.3 of the Purchase Agreement equals the pro rata portion of the Maximum Amount based on the Allocated Portfolio Interest Purchase Price of the Remaining Hotel Portfolio(s) that are the subject of each such Post-Closing Guaranty; provided that following the delivery by Seller of any additional Post-Closing Guaranty in connection with any Closing of a Remaining Hotel Portfolio, Buyer shall have the right to recover Claims under any Post-Closing Guaranty up to the aggregate Maximum Amount of all outstanding Post-Closing Guarantees notwithstanding the Hotel Portfolio to which the Claim relates. The survival period for Claims for each Hotel Portfolio shall expire six (6) months from the applicable Closing Date.
2.    Miscellaneous.
(a)    Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the Original PSA. Section references in this Amendment shall refer to such sections in the Original PSA unless specifically noted as referring to another agreement.
(b)    This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts when executed and delivered shall be construed together and constitute the same instrument. Counterparts may be delivered electronically. The exchange of copies of this Amendment, any amendments hereto, any signature pages required hereunder or any other documents required or contemplated hereunder by facsimile or Portable Document Format (“PDF”) transmission shall constitute effective execution and delivery of same as to the Parties thereto and may be used in lieu of the original documents for all purposes. Signatures transmitted by facsimile or PDF shall be deemed to be original signatures for all purposes.
(c)    THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO REAL PROPERTY MATTERS DIRECTLY RELATED TO A SINGLE INDIVIDUAL HOTEL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE RESPECTIVE REAL PROPERTY OF SUCH HOTEL IS LOCATED, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AMENDMENT TO THE LAW OF ANOTHER JURISDICTION.
(d)    Each Party hereby represents that its undersigned representatives are duly authorized to execute this Amendment.
(e)    No person who is not a signatory to this Amendment shall be permitted to rely upon or otherwise enforce any provision contained in this Amendment on the grounds that such person is a third party beneficiary of this Amendment.
(f)    Except as expressly amended by this Amendment, the Original PSA remains unmodified and in full force and effect.
(g)    References herein and in the Original PSA and any instrument or document delivered pursuant to the Original PSA to “the Agreement” or “this Agreement” shall mean the Original PSA, as modified by this Amendment, which shall constitute the entire agreement among the Parties pertaining to the subject matter hereof and shall supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. Except as modified by this Amendment, the Original PSA is hereby ratified and confirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the Original PSA, other than as contemplated herein.
(h)    All Section, clause or paragraph references shall, unless the context expressly requires otherwise, be to sections, clauses or paragraphs of this Amendment. The terms “hereto,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Amendment generally, unless otherwise specifically provided. The term “including” shall mean “including, without limitation,” except where the context otherwise requires.
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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the Effective Date written above.

SELLER:
CBM SELLER:

CMP I OWNER-T, LLC,
a Delaware limited liability company

By:    CMP I Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CMP I CAM2-T, LLC,
a Delaware limited liability company

By:    CMP I Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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INNKEEPERS SELLER:

GRAND PRIX MEZZ BORROWER FIXED LLC,
a Delaware limited liability company

By:    INK Acquisition LLC,
a Delaware limited liability company,
its sole member

By:    Platform Member-T, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

INK ACQUISITION LLC,
a Delaware limited liability company

By:    Platform Member-T, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

INK ACQUISITION III LLC,
a Delaware limited liability company

By:    Platform Member Holdings-T CAM2, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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K-PARTNERS SELLER:

CASTLEBLACK OWNER HOLDINGS, LLC,
a Delaware limited liability company

By:    Castleblack Holdings-T, LLC,
a Delaware limited liability company,
its managing member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CASTLEBLACK OPERATOR HOLDINGS, LLC,
a Delaware limited liability company

By:    Castleblack-T CAM2, LLC,
a Delaware limited liability company,
its managing member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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MIAMI SELLER:

MC OWNER MB1-T, LLC,
a Delaware limited liability company

By:    MC Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

MC OPS MB1-T, LLC,
a Delaware limited liability company

By:    MC CAM2-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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NEP SELLER:

NEP OWNER MB2-T, LLC,
a Delaware limited liability company

By:    NEP Owner-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

NEP OPS MB2-T, LLC,
a Delaware limited liability company

By:    NEP CAM2-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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THL SELLER:

CNI THL PROPCO HOLDINGS, LLC,
a Delaware limited liability company

By:    CFI RE Holdco, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CNI THL OPCO HOLDINGS, LLC,
a Delaware limited liability company

By:    CC RE Holdco Corporation LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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BUYER:
SILVERPLATE CAPITAL PARTNERS LLC,
a Delaware limited liability company

By:     /s/ Paul R. Womble
Name: Paul R. Womble
Title: Authorized Signatory

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